SUPPLEMENT DATED JULY 3, 2006

TO PROSPECTUS DATED MAY 1, 2006

TFLIC FREEDOM WEALTH PROTECTORSM

Issued through

TFLIC Series Life Account

By

Transamerica Life Insurance Company

The following disclosures supplements the Prospectus:

On July 3, 2006, the American Century International portfolio of the AEGON/Transamerica Series Trust was restructured. The portfolio’s name changed from American Century International to MFS International Equity. The investment objective and advisory fees did not change. The sub-adviser for this portfolio changed from American Century Global Investment Management, Inc. to MFS Investment Management. All references in your prospectus to the TFLIC American Century International subaccount should be read as TFLIC MFS International Equity subaccount.

For additional information, you may contact us at 1-800-851-9777, extension 6539 from 8:30a.m. – 7:00p.m. Eastern Time. More information about AFSG, the principal underwriter for the Policies, is available at http:/www.nasdr.com or by calling 1-800-289-9999.

PLEASE RETAIN THIS WITH YOUR MAY 1, 2006 PRODUCT PROSPECTUS

AG01327